UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 4, 2014

LEUCADIA NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 4, 2014, Leucadia National Corporation’s wholly-owned subsidiary Jefferies Group LLC issued a press release announcing preliminary financial results for the fiscal quarter ended February 28, 2014.  As stated in the press release, the financial results are preliminary and subject to change.  A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is furnished with this report:

Number	Exhibit

99	Press Release issued by Jefferies Group LLC on March 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date:	March 4, 2014	/s/ Roland T. Kelly
Assistant Secretary and
Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press Release issued by Jefferies Group LLC on March 4, 2014